Exhibit 10.25




                       FIRST AMENDMENT TO THIRD TERM NOTE
                              Loan No. 600804665-64


         The undersigned, CTI Industries Corporation, a Delaware corporation (the "Borrower"), hereby agrees with First American Bank, an Illinois banking corporation (the "Bank"), that the Third Term Note dated May 1, 1998, made by the Borrower payable to the order of the Bank in the original principal amount of $2,258,000.00 (the "Note"), shall be and hereby is amended as follows:

         Notwithstanding any contrary provision of the Note:

                  1. The principal and accrued interest sum outstanding, if not sooner paid in full and unless accelerated as provided in the Note or prepayable as hereinafter provided, shall be due and payable in full on February 1, 2004.

                  2. Commencing September 1, 1998, Borrower shall make regular monthly payments of accrued unpaid interest and on the first day of each month thereafter, until March 1, 1999, when Borrower shall make regular monthly payments of $46,194.61 of principal and accrued unpaid interest and on the first day of each month thereafter, until February 1, 2004 when the Note shall be paid in full.

         All references in the Note to this "Note" or the like, shall be deemed to be references to the Note as amended by this Amendment.

         The Borrower hereby authorizes the Bank to affix this Amendment to the Note. Except as herein amended, the Note is ratified and confirmed and shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Note this 1st day of September, 1998.

                                                     CTI Industries Corporation


                                                     By:______________________
                                                        Stephen M. Merrick,
                                                        Chief Executive Officer
Agreed to as of this 1st day of September, 1998.

First American Bank


By:__________________________
   Jodi Krass,
   Asst. Vice President